                                                                    EXHIBIT 99.2

                                                               [GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE

COMPANY CONTACT:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
www.nyfix.com

                    NYFIX ANNOUNCES INCREASE IN NEW BUSINESS

STAMFORD, CT, APRIL 2, 2004: NYFIX, INC. (NASDAQ:  NYFX), a leader in technology solutions for the financial  marketplace,  today  announced  that it has entered into agreements during the first quarter of 2004 for approximately $2 million in new  annualized  revenue,  primarily  through  sales of its  NYFIX  Platinum(TM)
offering.  NYFIX currently has 6 clients using NYFIX Platinum,  which is NYFIX's
combined   exchange  listed  and  Nasdaq  trading  platform   incorporating  the
Renaissance  Market Maker  workstation.  The Company has signed an  additional 6 clients for the system.

"We are seeing signs of renewed  strength in the  marketplace  and have signed a total of 16 new broker/dealers during the first quarter of 2004. We have seen an increase  in the  interest  level for our core  brokerage  services as well as a shortening  of  our  sales  cycle,"  commented  Peter  Kilbinger  Hansen,  Chief
Executive Officer of NYFIX, Inc.

"In addition to a solid pipeline and backlog of client installations, we believe we have been able to increase our market share," said Keith Jamaitis,  President of NYFIX USA. "In our view,  the number of agreements we have executed for NYFIX
Platinum  validates our plans that began with our  investment in and  subsequent acquisition of Renaissance Trading Technologies," added Mr. Jamaitis.

"We believe the changes in the market landscape, increased financial IT spending and the  establishment of NYFIX Platinum as a viable  alternative to competitive systems in the  marketplace  will  contribute  to the Company's  performance  in
2004," concluded Mr. Hansen.

ABOUT NYFIX, INC.

NYFIX, INC. through its subsidiaries and affiliate  provides  electronic trading
technology   infrastructure  and  execution  services  to  brokerage  firms  and institutional investors.  NYFIX products and services automate trading workflows by  streamlining  data  entry  and  seamlessly  integrate  electronic  order and execution handling.  NYFIX offers a complete electronic desktop order management solution,  stationary  and wireless  handheld  exchange  floor  technology;  FIX
(Financial  Information  eXchange Protocol) messaging and monitoring tools and a high volume trade execution  platform.  Its products  deliver  straight  through
processing  ("STP")  for  front,   middle  and  back  office  trade  transaction
processing.  NYFIX maintains  multiple data centers and an extensive  network of electronic  circuits  that  link  industry  participants  for  electronic  trade communication  and  provides  access  to the  global  equities  and  derivatives financial markets.

NYFIX,  a pioneer in the  FIX-based  solutions  offers a  FIX-compliant  product suite.  NYFIX's core technology,  which includes equity solutions for listed and over-the-counter  markets,  derivatives  and future products and Javelin's Appia and Instant  Integrator  products,  are  complemented  by NYFIX's  broker-dealer operations,  which offers its NYFIX Millennium ATS and trade execution services.
Headquartered in Stamford, Connecticut, NYFIX has additional offices in New York
City, Chicago,  San Francisco,  London and Madrid. For more information,  please visit www.nyfix.com and www.javtech.com.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.
ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.

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